UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2940 Riverby Road, Suite 400

Houston, Texas 77020

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange
Common stock, $0.01 par value per share	ORN	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Executive Employment Agreements

Orion Group Holdings, Inc. (the “Company”) previously filed a Current Report on Form 8-K on September 28, 2023 to report that the Company had entered into an Employment Agreement with Mr. Travis J. Boone, effective September 27, 2023 (the “Boone Employment Agreement”), pursuant to which he has served as the President and Chief Executive Officer of the Company. The Company separately filed a Quarterly Report on Form 10-Q on April 26, 2024 that reported, among other things, that the Company had entered into an Employment Agreement with Mr. E. Chipman Earle, effective March 20, 2024 (the “Earle Employment Agreement,” and together with the Boone Employment Agreement, the “Executive Employment Agreements”), pursuant to which he has served as Executive Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary of the Company. Each of the Executive Employment Agreements was scheduled to expire pursuant to its terms on September 19, 2026. On September 18, 2026, the Company and each of Messrs. Boone and Earle entered into separate amendments which effectively extend the initial term of the Executive Employment Agreements to December 31, 2026, and provide for automatic annual extensions commencing January 1, 2027 (together, the “Amendments”). No other terms of the Executive Employment Agreements were impacted by the Amendments.

The foregoing descriptions of the Executive Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Boone Employment Agreement and the Earle Employment Agreement, copies of which were filed as Exhibit 10.1 to the September 28, 2023 Form 8-K and Exhibit 10.2 to the April 26, 2024 Form 10-Q, respectively, and each of which is incorporated by reference herein.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

†10.1

Amendment No. 1 dated September 18, 2026 to Employment Agreement by and between Orion Group Holdings, Inc. and Travis J. Boone, effective September 27, 2023 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 28 2023 (File No. 001-33891)).

†10.2

Amendment No. 1 dated September 18, 2026 to Employment Agreement by and between Orion Group Holdings, Inc. and E. Chipman Earle, effective March 20, 2024 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on April 26, 2024 (File No. 001-33891)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
	By:	/s/ Travis J. Boone
Dated: September 21, 2026		Travis J. Boone President and Chief Executive Officer